                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            NETWORK SOLUTIONS, INC.
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                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange
         Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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

                            NETWORK SOLUTIONS, INC.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1998
                             ---------------------

To the Stockholders of Network Solutions, Inc.:

     The Annual Meeting of Stockholders of Network Solutions, Inc. (the "Company") will be held on May 19, 1998 at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190, at 9:30 a.m. for the purpose of considering and acting upon the following proposals:

          (1) To elect nine (9) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

          (2) To approve the Company's 1997 Employee Stock Purchase Plan;

          (3) To approve the Company's 1996 Stock Incentive Plan, as amended;

          (4) To ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the period ending December 31, 1998; and

          (5) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     These items are discussed in the following pages, which are made part of this Notice. Only stockholders of record as of the close of business on March 20, 1998 will be entitled to vote at the Annual Meeting. A list of stockholders entitled to vote will be available at 505 Huntmar Park Drive, Herndon, Virginia 20170 for 10 days prior to the Annual Meeting.

     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON, SHOULD YOU DECIDE TO ATTEND THE ANNUAL MEETING.

     The Company's Annual Report to Stockholders for the year ended December 31, 1997 accompanies this Notice of Annual Meeting and Proxy Statement.

                                            By Order of the Board of Directors

                                            GABRIEL A. BATTISTA
                                            Chief Executive Officer

Herndon, Virginia
April 15, 1998

                            NETWORK SOLUTIONS, INC.

                             505 HUNTMAR PARK DRIVE
                            HERNDON, VIRGINIA 20170
                                 (703) 742-0400

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1998

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Network Solutions, Inc. (the "Company") of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held on May 19, 1998 at the Hyatt Regency Reston, 1800 Presidents Street, Reston, Virginia 20190 at 9:30 a.m., and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 15, 1998.

                                 VOTING RIGHTS

     Only stockholders of record on the books of the Company at the close of business on March 20, 1998 will be entitled to vote at the Annual Meeting. As of the close of business on March 20, 1998, there were 3,813,063 outstanding shares of Class A Common Stock held by 47 stockholders of record and 11,925,000 outstanding shares of Class B Common Stock held by one stockholder of record.

     The holders of Class A Common Stock and Class B Common Stock (in the aggregate, the "Common Stock") generally have identical rights except that holders of Class A Common Stock are entitled to one vote per share while holders of Class B Common Stock are entitled to 10 votes per share on all matters to be voted on by stockholders. The holders of Common Stock are not entitled to cumulative voting rights. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the meeting in person or by proxy. Director nominees receiving the highest number of affirmative votes will be elected. For approval of all other matters, the affirmative vote of the majority of the votes of the shares present or represented and voting is the minimum approval necessary. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by stockholders, abstentions have the same effect as negative votes. If the number of abstentions is such that the affirmative votes do not constitute the requisite vote, the proposal will be defeated. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

                                    PROXIES

     When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholders. If no specific instructions are given, the shares will be voted "FOR" the election of the nominees for director set forth herein, "FOR" approval of the Company's 1997 Employee Stock Purchase Plan, "FOR" approval of the Company's 1996 Stock Incentive Plan, as amended, and "FOR" the ratification of the appointment of the Company's independent accountants for the period ending December 31, 1998.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise by (i) filing with the Secretary of the Company a signed written statement revoking his or her proxy, or (ii) submitting an executed proxy bearing a date later than that of the proxy being revoked. A proxy may also be revoked by attendance at the Annual Meeting and election to vote in person. Attendance at the Annual Meeting will not by itself constitute the revocation of a proxy.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

     The Bylaws of the Company provide for a variable board consisting of one or more members. The exact number of directors is currently set at nine (9), until changed by resolution of the Board of Directors.

     At the Annual Meeting, a Board of nine (9) directors will be elected. The term of office of each such person elected as a director will continue until the next Annual Meeting of Stockholders, until such director shall resign, be removed or die, or until a successor has been elected and qualified.

     All of the nominees are presently directors of the Company.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below. In the event that any such nominee is unable or unwilling to serve as a nominee for the office of director, proxies may be voted for the election of the balance of the nominees named and for a substitute nominee designated by the proxy holders or by the present Board of Directors to fill such vacancy, or the size of the Board of Directors may be reduced in accordance with the Bylaws of the Company. The Board of Directors has no reason to believe that any nominee will be unavailable or unwilling to serve as a director of the Company.

     It is the intention of the proxy holders named in the enclosed form of proxy to vote such proxies (except those containing contrary instructions) for the nominees named below.

INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS

     Set forth below are the names and ages as of March 13, 1998 of the nominees for director, their principal occupations at present and for at least the past five years, certain directorships held by each and the year in which each became a director of the Company.

NAME AND PRINCIPAL OCCUPATION AT PRESENT AND FOR AT LEAST THE PAST FIVE YEARS;
DIRECTORSHIPS:

   NAME OF NOMINEE     AGE        PRINCIPAL OCCUPATION AND PRIOR BUSINESS EXPERIENCE
---------------------  ---   ------------------------------------------------------------
Gabriel A. Battista    53    Mr. Battista has served as a director and as Chief Executive
                             Officer of the Company since 1996. From 1995 to 1996, Mr.
                             Battista served as President and Chief Executive Officer of
                             Cable & Wireless, Inc., a telecommunications company and
                             privately held U.S. subsidiary of Cable & Wireless, P.L.C.
                             From 1991 to 1995, Mr. Battista served as President and
                             Chief Operating Officer of Cable & Wireless, Inc. and from
                             1987 to 1991, he served as Chief Operating Officer of
                             National Telephone Services, a privately held long distance operator service company. Mr. Battista also serves as a
                             director of Axent Technologies, Inc. and Systems & Computer
                             Technology Corporation.

Michael A. Daniels     52    Mr. Daniels has served as Chairman of the Board of the
                             Company since 1995. Since 1986, Mr. Daniels has served in
                             various positions with Science Applications International
                             Corporation ("SAIC") and has served as a Sector Vice
                             President and Sector Manager for the Technology Applications
                             Sector of SAIC since 1993. Prior thereto, Mr. Daniels served as a Group Senior Vice President of SAIC from 1991 to 1993.

   NAME OF NOMINEE     AGE        PRINCIPAL OCCUPATION AND PRIOR BUSINESS EXPERIENCE
---------------------  ---   ------------------------------------------------------------
Donald N. Telage       53    Dr. Telage has served as a director of the Company since
                             1995 and as Senior Vice President, Internet Relations and
                             Special Programs since 1997. Dr. Telage served as President and Chief Operating Officer of the Company from 1995 to
                             1997. Since 1986, Dr. Telage has served in various positions with SAIC and has served as a Group Senior Vice President of
                             SAIC since 1993. Prior thereto, Dr. Telage served as a
                             Corporate Vice President of SAIC from 1992 to 1993.

J. Robert Beyster      73    Dr. Beyster has served as a director of the Company since
                             1996. Dr. Beyster is the Chief Executive Officer and
                             Chairman of the Board of SAIC, a company he founded in 1969.
                             Dr. Beyster is a Fellow of the American Nuclear Society and
                             a Fellow of the American Physical Society. Dr. Beyster is
                             also the founder, President and a member of the Board of
                             Trustees of the Foundation for Enterprise Development, a
                             nonprofit organization that promotes employee ownership.

Craig I. Fields        51    Dr. Fields has served as a director of the Company since
                             1997. Dr. Fields has served as Chairman of the Defense
                             Science Board since 1994. Dr. Fields has served as a
                             consultant to several companies, including as a consultant to SAIC since 1994. Prior thereto, Dr. Fields served as Vice
                             Chairman of Alliance Gaming Corporation, a diversified
                             entertainment company, from 1994 to 1997. From 1990 until
                             1994, Dr. Fields served as Chairman and Chief Executive
                             Officer of the Microelectronics and Computer Technology
                             Corporation, a privately held research and development
                             consortium. Dr. Fields serves as a director of ENSCO
                             International Incorporated, Projectavision, Inc., Muzak
                             Incorporated, Intertech Group, Inc. and Firearms Training
                             Systems, Inc.

John E. Glancy         51    Dr. Glancy has served as a director of the Company since
                             1996. Dr. Glancy has held a number of senior positions with
                             SAIC since 1980. Dr. Glancy has served as a Corporate
                             Executive Vice President of SAIC since 1994 and as a
                             director of SAIC since 1994. From 1991 until 1994, Dr.
                             Glancy served as a Sector Vice President of SAIC.

J. Dennis Heipt        55    Mr. Heipt has served as a director of the Company since
                             February 1998. Since 1984, Mr. Heipt has served as Senior
                             Vice President for Administration and Secretary of SAIC. Mr.
                             Heipt has held various positions with SAIC since 1979.

William A. Roper, Jr.  52    Mr. Roper has served as a director of the Company since
                             1996. Since 1990, Mr. Roper has served as Senior Vice
                             President and Chief Financial Officer of SAIC.

Stratton D. Sclavos    36    Mr. Sclavos has served as a director of the Company since
                             1997. Mr. Sclavos has served as President and Chief
                             Executive Officer of VeriSign, Inc., a provider of digital certificate services, since 1995. From 1994 until 1995, Mr.
                             Sclavos served as Vice President of Worldwide Marketing and
                             Sales for Taligent, Inc., a joint venture of Apple Computer,
                             Inc., IBM Corporation and The Hewlett-Packard Company, Inc.
                             From 1992 until 1993, Mr. Sclavos served as Vice President of Worldwide Sales and Business Development for GO
                             Corporation, a mobile computing company. From 1988 until
                             1993, Mr. Sclavos served in various executive positions with
                             MIPS Computers Systems.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Company's Board of Directors held seven meetings during fiscal year 1997. Each director attended at least 75% of the aggregate number of meetings of
(i) the Board and (ii) the committees of the Board on which he served.

     The Board of Directors has an Audit Committee and a Compensation Committee. The Board has not appointed a Nominating Committee.

     The Audit Committee held one meeting in fiscal year 1997. Its principal functions are to: (i) meet periodically with the independent public accountants and the Company's financial and accounting officers to discuss and evaluate internal accounting methods and procedures; (ii) review circumstances which may have a material impact on the Company's financial statements or future profitability; (iii) review various financial and financial-related matters of the Company; (iv) recommend to the Board of Directors the selection of a firm of independent public accountants; (v) review with management and the independent public accountants the audited financial statements of the Company and the Company's internal audit controls; (vi) review with management the terms of engagement of the Company's independent public accountants; and (vii) evaluate the independence of the Company's independent public accountants. The members of the Audit Committee during fiscal year 1997 were William A. Roper, Jr. (Chairman), Craig I. Fields and John E. Glancy.

     The Compensation Committee held one meeting in fiscal year 1997. Its principal functions are to: (i) determine the non-stock compensation of certain senior executives, including the salaries, bonuses and benefits of such executives; (ii) serve as the committee under the Company's 1996 Stock Incentive Plan, as amended (the "1996 Plan"), for all purposes other than making grants to individuals who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which grants shall be recommended by the Compensation Committee subject to approval by the Board of Directors; and (iii) administer the Company's compensation and benefit plans and arrangements, including the 1997 Employee Stock Purchase Plan. The members of the Compensation Committee during fiscal year 1997 were J. Robert Beyster (Chairman), Michael A. Daniels and Stratton D. Sclavos.

COMPENSATION OF DIRECTORS

     The Company's non-employee directors ("Outside Directors") currently receive no cash fees or annual retainer payments as part of their compensation. All directors are reimbursed for expenses incurred in connection with attending Board and committee meetings. The Company's 1996 Plan provides that the Board of Directors may determine to allow an Outside Director to elect to receive his or her annual retainer payments and meeting fees, if any, from the Company in the form of cash, nonstatutory stock options ("NSOs"), Stock Units (as defined in the 1996 Plan) or a combination thereof. The number of NSOs to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash will be calculated in a manner determined by the Board of Directors. The number of Stock Units to be granted to Outside Directors will be calculated by dividing the amount of the annual retainer or the meeting fee that would otherwise be paid in cash by the arithmetic mean of the fair market values of one share of Common Stock on the 10 consecutive trading days ending with the date such retainer or fee is payable. In January 1997, Craig I. Fields and Stratton D. Sclavos each received NSOs to purchase 30,750 shares of the Company's Class A Common Stock with exercise prices of $14.00 per share (which was equal to 100% of the fair market value as determined in the good faith judgment of the Board of Directors on the date of grant). All such stock options vest as to 30%, 30%, 20% and 20% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          THE ABOVE DIRECTOR NOMINEES

                               PROPOSAL NUMBER 2

                 APPROVAL OF 1997 EMPLOYEE STOCK PURCHASE PLAN

     The Company's 1997 Employee Stock Purchase Plan was adopted by the Board of Directors on November 11, 1997 subject to stockholder approval to be effective as of November 11, 1997 (the "1997 Plan"). The Board adopted the 1997 Plan for the purpose of providing the Company's employees with a means of increasing their equity interest and sharing in the success of the Company, thereby increasing their incentive to continue in the Company's service.

     The text of the 1997 Plan is set forth in Annex A to this Proxy Statement. The following is a summary of the principal features of the 1997 Plan and does not purport to be complete. Stockholders are urged to read the 1997 Plan in its entirety. This summary is subject to and qualified in its entirety by reference to the 1997 Plan as set forth in Annex A. Any capitalized terms which are used in this summary description but not defined here or elsewhere in this Proxy Statement have the meanings assigned to them in the 1997 Plan.

SHARES SUBJECT TO THE 1997 PLAN

     Upon approval of this Proposal by the stockholders, there will be a total of 250,000 shares of Class A Common Stock authorized for purchase under the 1997 Plan. The authorized shares issuable in connection with the 1997 Plan are subject to adjustment in the event of any increase or decrease in the number of issued shares of Class A Common Stock resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company. The rights of existing stockholders will be affected only insofar as the total number of outstanding shares of Class A Common Stock increases as a result of the approval of the 1997 Plan.

PARTICIPANTS

     Any employee of the Company who is not a five-percent (5%) stockholder of the Company, its parent or any of its subsidiaries and (i) is in the employ of the Company on the first day of a Participation Period, as defined below, and
(ii) is customarily employed for more than twenty (20) hours per week and for more than five (5) months per calendar year during such employment is eligible to participate in the 1997 Plan during such Participation Period. A Participation Period means a period during which contributions may be made toward the purchase of stock under the 1997 Plan. The 1997 Plan is to be implemented by one or more such Participation Periods, each with a duration of not more than twenty-seven (27) months. Once enrolled in the 1997 Plan, a participant will continue to participate for each succeeding Participation Period until he or she terminates participation or ceases to be eligible under the 1997 Plan. The Company estimates that the number of people eligible to participate in the 1997 Plan as of March 13, 1998 was 289.

     An eligible employee becomes a participant in the 1997 Plan by delivering to the Company an agreement authorizing payroll deductions of the percentage of that employee's compensation which he or she elects to have withheld for the purchase of stock under the 1997 Plan, which may be any whole percentage of the employee's compensation specified by the 1997 Plan administrator.

ADMINISTRATION

     The 1997 Plan is administered by a plan administrator appointed by the Board of Directors. The interpretation and construction by such plan administrator of any provision of the 1997 Plan or any right to purchase stock thereunder is conclusive and binding. All costs and expenses incurred in administering the 1997 Plan are paid by the Company and the Company provides limited indemnity to such plan administrator.

TERMS OF STOCK PURCHASE

     An employee who is enrolled in the 1997 Plan will be granted an option to purchase shares of stock solely by means of payroll deductions. The purchase price for each share of stock is the lesser of (i) eighty-five percent (85%) of the fair market value of such share on the Nasdaq National Market on the first day of the

Participation Period or (ii) eighty-five percent (85%) of the fair market value of such share on the Nasdaq National Market on the last trading day prior to the date shares are purchased. As of the last day of each Participation Period, the amount then in a participating employee's account under the 1997 Plan will be divided by such purchase price, and the number of whole shares which results shall be purchased from the Company, subject to certain limitations. All payroll deductions received or held by the Company under the 1997 Plan may be used by the Company for any corporate purpose. As of March 13, 1998, the last reported sales price for the Company's Class A Common Stock was $26.875 per share as reported on the Nasdaq National Market.

     Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the 1997 Plan if, immediately after such grant, the employee would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company, nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value at the time of grant) under all qualified employee stock purchase plans of the Company and its subsidiaries in any calendar year.

     If the aggregate number of shares that all participants elect to purchase during a Participation Period exceeds the number of shares remaining available under the 1997 Plan, then each participant shall be entitled to the percentage of shares remaining under the 1997 Plan corresponding to the percentage that such participant elected to purchase of the total number of shares that all participants elected to purchase during that Participation Period. Any cash remaining in the participants' accounts shall be refunded to them.

PLAN BENEFITS

     The plan benefits to employees derived from the 1997 Plan will depend upon such employee's level of participation and the Company's stock price performance. Therefore, the benefits and amount of awards that will be received by each of the Named Executive Officers, the executive officers as a group and all other employees as a group under the 1997 Plan are not presently determinable.

STOCKHOLDER RIGHTS

     No participant will have any rights as a stockholder with respect to any shares he or she may have a right to purchase under the 1997 Plan until the date such shares are actually purchased for the participant's account.

TERMINATION OF PURCHASE RIGHTS

     A participant may elect to withdraw from participation under the 1997 Plan at any time up to the last day of a Participation Period. As soon as practicable after such a withdrawal, payroll deductions will cease and all amounts credited to the participant's account will be refunded without interest. Termination of employment by a participant in the 1997 Plan for any reason, including death, will be treated as an automatic withdrawal.

RESTRICTIONS ON TRANSFER

     Rights granted under the 1997 Plan are not transferable by a participant other than by will or the laws of descent and distribution. If a participant attempts to transfer, assign or otherwise encumber his or her rights or interest under the 1997 Plan, such act shall be treated as an automatic withdrawal from participation in the 1997 Plan.

AMENDMENT OR TERMINATION OF THE 1997 PLAN

     The Board of Directors shall have the right to amend, modify or terminate the 1997 Plan at any time without notice, except that certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, the 1997 Plan shall terminate unless the plan of merger, consolidation or reorganization provides otherwise. If such a termination occurs, all amounts that each participant has paid toward the purchase of shares under the 1997 Plan shall be refunded without interest.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the principal current federal income tax consequences of transactions under the 1997 Plan, which is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code, as amended, is intended to be a summary of applicable federal law. This summary does not describe all federal tax consequences, nor does it describe state, local or foreign tax consequences, which consequences may differ.

     There are no federal income tax consequences to the Company by reason of the grant of rights under the 1997 Plan. A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the Participation Period in which such shares were acquired or within one (1) year after the purchase date on which those shares were actually acquired, whichever is later, then the participant will realize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two
(2) years after his or her entry date into the Participation Period in which the shares were acquired and more than one (1) year after the purchase date of those shares, then the participant will realize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (ii) fifteen percent (15%) of the fair market value of the shares on the participant's entry date into that Participation Period; and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

     If the participant still owns the purchased shares at the time of his or her death, the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (ii) fifteen percent (15%) of the fair market value of the shares on the participant's entry date into the Participation Period in which those shares were acquired, will constitute ordinary income in the year of death.

STOCKHOLDER APPROVAL

     Only stockholders of record on the books of the Company at the close of business on March 20, 1998 are entitled to vote with respect to approval of the 1997 Plan. The affirmative vote of the majority of the votes of the shares present or represented and voting is required for approval of the 1997 Plan. Unless marked to the contrary, proxies received will be voted "FOR" approval of the 1997 Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
                       1997 EMPLOYEE STOCK PURCHASE PLAN.

                                 PROPOSAL NO. 3

                     APPROVAL OF 1996 STOCK INCENTIVE PLAN

     The Network Solutions, Inc. 1996 Stock Incentive Plan (the "1996 Plan") was adopted by the Company's Board of Directors on September 18, 1996. The 1996 Plan was effective on September 18, 1996, and was most recently amended and restated effective July 7, 1997.

     The text of the 1996 Plan is set forth in Annex B to this Proxy Statement. The following is a summary of the principal features of the 1996 Plan and does not purport to be complete. Stockholders are urged to read the 1996 Plan in its entirety. This summary is subject to and qualified in its entirety by reference to the 1996 Plan as set forth in Annex B. Any capitalized terms which are used in this summary description but not defined here or elsewhere in this Proxy Statement have the meanings assigned to them in the 1996 Plan.

PURPOSE

     The purpose of the 1996 Plan is to promote the long-term success of the Company and the creation of stockholder value by (1) encouraging Key Employees to focus on critical long-range objectives, (2) encouraging the attraction and retention of Key Employees with exceptional qualifications and (3) linking Key Employees directly to stockholder interests through increased stock ownership. The 1996 Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Stock, Stock Units, Stock Appreciation Rights ("SARs") and the grant of both stock options which are intended to qualify as incentive stock options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1996, as amended (the "Code"), and non-qualified stock options which are not intended to satisfy the requirements of such Code section ("NSOs") (together, the "Options"). Any Award under the Plan may include one of these elements or a combination of several elements. In general, no payment from the employee to the Company is required upon receipt of an Award.

     Under the 1996 Plan, Awards may be granted to "Key Employees" of the Company. The term "Key Employee" is defined by the 1996 Plan as (1) a common-law employee of the Company, a parent or a subsidiary, (2) an outside director of the Company and (3) a consultant or adviser who provides services to the Company, a parent or a subsidiary as an independent contractor.

SHARES SUBJECT TO THE 1996 PLAN

     Under the initial terms of the 1996 Plan, a total of 2,306,250 shares of Class A Common Stock were available for grant as Awards under the 1996 Plan. On each January 1 for the life of the 1996 Plan, commencing January 1, 1997, the number of shares available under the 1996 Plan is increased by 2% of the number of the Company's Class A and Class B common shares outstanding at the end of the most recently concluded calendar year. Currently there are 2,870,650 shares available for grant under the 1996 Plan, of which 1,867,162 shares are subject to outstanding options as of March 13, 1998. If an Award granted under the 1996 Plan expires, is canceled or forfeited or terminates without having been fully exercised, the unpurchased shares which were subject to that Award become available again for the grant of additional Awards under the 1996 Plan. No Key Employee may receive Options or SARs to purchase shares during any fiscal year totaling in excess of 1,000,000 shares; provided, however, that a newly hired Key Employee may receive Options or SARs to purchase up to 1,000,000 shares during the portion of the fiscal year remaining after his or her date of hire. In addition, the 1996 Plan provides that an Outside Director may elect to receive his or her annual retainer payments and meeting fees, if any, from the Company in the form of cash, nonqualified stock options or stock units or any combination thereof in accordance with such rules as shall be established by the Committee that administers the 1996 Plan. The number of shares available for issuance under the 1996 Plan is subject to anti-dilution provisions.

ADMINISTRATION

     The 1996 Plan is administered by a Committee appointed by the Board. The Committee has membership composition which enables the 1996 Plan to qualify under Rule 16b-3 with regard to the grant of Options or other rights under the 1996 Plan to persons who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation in or the granting of Options or determining awards or other rights under the 1996 Plan to persons subject to Section 16 of the Exchange Act.

PARTICIPANTS

     Any Key Employee of the Company is eligible to participate in the 1996
Plan.

OPTIONS

     The 1996 Plan provides for the grant to Key Employees of stock options, which may consist of NSOs and ISOs. However, eligibility for the grant of ISOs is limited to Key Employees of the Company or its parent or any subsidiaries of the Company who are common-law employees; thus consultants and non-employee directors of the Company are ineligible for grants of ISOs under the 1996 Plan. The Exercise Price of ISOs to Key Employees who are common-law employees and who own 10% or more of the total combined voting power of all classes of outstanding stock of the Company, its parent or any subsidiary of the Company must equal at least 110% of the fair market value of the Common Stock on the date of grant and the term of such an ISO may not be greater than five years.

     Options granted pursuant to the 1996 Plan need not have identical terms with respect to each Optionee. The exercise price under each option shall be established by the Committee, but in no event will the exercise price for ISOs be less than 100% of the Fair Market Value of the stock on the date of grant; provided, however, that any ISO granted to a 10% owner shall comply with the rules set forth above. The 1996 Plan defines "Fair Market Value" as the market price of shares of Common Stock, determined by the Board, which shall mean (1) if the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date, or (2) if the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system for such date, or (3) if the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date, or (4) if none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by independent appraisals or as otherwise determined by the Committee in good faith on such basis as it deems appropriate. As of March 13, 1998, the last reported sales price for the Company's Common Stock was $26.875 per share as reported on the Nasdaq National Market.

     Upon exercise of an Option, and unless otherwise provided in the option agreement, payment of the exercise price may be made (1) in cash, (2) by delivery of Shares owned by the Optionee, (3) by a combination of cash and shares, (4) with a full recourse promissory note, or (5) in any other form that is consistent with applicable laws. If an option agreement provides, payment of the Exercise Price may also be made via an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company, as needed, or by share withholding by the Company. The Committee will value the shares delivered in payment of the Exercise Price at one hundred percent (100%) of the Fair Market Value on the day of such exercise.

     Options shall have such terms and be exercisable in such manner and at such times as the Committee may determine. However, each ISO must expire within a period of not more than ten (10) years from the grant date. Unless otherwise provided in the option agreement, each option shall be transferable only by will or the law of descent and distribution and shall only be exercisable by the Optionee during his or her lifetime. The option agreement shall contain such vesting provisions as determined by the Committee at the time of grant. The Committee may also determine, at the time of granting an Option or thereafter, that the Option will become fully exercisable in the event of a Change in Control.

STOCK APPRECIATION RIGHTS

     The terms of each grant of a SAR under the Plan are determined by the Committee and set forth in a SAR Agreement between the Optionee and the Company. The Committee may modify, extend or renew outstanding SARs or may accept the cancellation of outstanding SARs in return for the grant of new SARs for the same or a different number of shares and at the same or different price. Any such modification, however, will not alter an Optionee's rights or obligations under a SAR without the consent of the Optionee. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     Each SAR Agreement specifies how many shares the SAR pertains to and the Exercise Price of the SAR. Each SAR Agreement also specifies the term of the SAR and the date when all or any installment of the SAR will vest. A SAR Agreement normally provides for expiration of the SAR before the end of its term if the Optionee's service terminates. As in the case of Options, vesting conditions generally are based on the Optionee's service after the date of grant, but the SAR Agreement may provide for accelerated vesting in the event of the Optionee's death, disability or retirement or other circumstances. The Committee may also determine, at the time of granting a SAR or thereafter, that the SAR will become fully exercisable in the event of a Change in Control. SAR agreements may provide that the SARs are exercisable only if and when a Change in Control occurs.

     SARs may be awarded in combination with Options, Restricted Shares or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Shares or Stock Units are forfeited. A SAR may only be included in an ISO at the time of SAR grant. A SAR may be exercised by written notice to the Company. It is exercised automatically in the event that the Exercise Price is less than the Fair Market Value of the underlying shares on the date the SAR expires. Upon the exercise of a SAR, the Optionee is entitled to receive an amount of cash and/or shares (as determined by the Committee) with a Fair Market Value at the time of exercise equal to the spread between the Fair Market Value of the shares subject to the SAR and the Exercise Price.

RESTRICTED STOCK AND STOCK UNITS

     The amount of each Award of Restricted Shares or Stock Units is determined by the Committee. Such an Award may be made in combination with NSOs or SARs, and the terms of the Award may require that Restricted Shares or Stock Units will be forfeited if the related NSOs or SARs are exercised.

     Restricted Shares are shares that are subject to forfeiture in the event that the applicable vesting conditions are not satisfied. Restricted Shares cannot be sold or otherwise transferred until they have vested, and the stock certificates may be held in escrow until that time. A holder of Restricted Shares under the Plan has the same voting, dividend and other rights as the Company's other stockholders. But the Committee may require that a holder of Restricted Shares invest any cash dividends in additional Restricted Shares (which additional shares will not reduce the number of shares available for Awards under the Plan).

     A Stock Unit is an unfunded bookkeeping entry representing the equivalent of one share, and the holder of Stock Units has only the rights of any unsecured general creditor of the Company. A holder of Stock Units has no voting rights or other privileges of a stockholder. However, the Committee may specify that a holder of Stock Units is entitled to receive dividend equivalents equal to the amount of cash dividends paid on the same number of shares. Dividend equivalents may be converted into additional Stock Units. The Committee will determine the time(s) at which dividend equivalents are distributed and whether settlement is made in the form of cash, shares or a combination of both. Prior to distribution, dividend equivalents will be subject to the same conditions and restrictions (including forfeiture conditions) as the Stock Units to which they attach.

     Each Award of Restricted Shares or Stock Units will become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting of Restricted Shares or Stock Units in the event of the recipient's death, disability, retirement or other events. The Committee may also determine, at the time of making an Award or thereafter, that the Award will become fully vested in the event of a Change in Control. Settlement of vested Stock Units will be made in cash, Shares or a combination of both, as determined by the Committee before distribution begins. The number of Stock Units actually settled may differ from the number included in the original Award due to satisfaction of predetermined performance factors. For this purpose, the Committee may designate the method of converting the value of Stock Units to cash, including a method based upon the Fair Market Value of Shares over a series of trading days. Distribution is made in a lump sum or installments, as determined by the Committee, after all vesting conditions have been satisfied or have lapsed. The Committee may defer the distribution, or it may permit the recipient to elect a deferred distribution. In either case, the Committee may provide for interest or additional dividend equivalents to be credited on the deferred payment.

AMENDMENT AND TERMINATION

     The 1996 Plan shall remain in effect until it is terminated by the Board. The Board may at any time terminate, suspend, revise, modify or amend the 1996 Plan. An amendment of the 1996 Plan shall be subject to the approval of the stockholders of the Company, only to the extent required by applicable laws, regulations or rules. Also, no termination, suspension, revision, modification or amendment of the 1996 Plan may adversely affect the rights of Option recipients under any outstanding Options without their consent. Notwithstanding the above, no ISOs may be granted after September 17, 2006.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the principal current federal income tax consequences of transactions under the 1996 Plan is intended to be a summary of applicable federal law. This summary does not describe all federal tax consequences, nor does it describe state, local or foreign tax consequences, which consequences may differ. Because the federal income tax rules governing options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

  Options

     ISOs and NSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Internal Revenue Code. NSOs do not comply with such requirements.

     An employee is not taxed on the grant or exercise of an ISO, except that the difference between the Exercise Price and the Fair Market Value of the Shares on the exercise date will be a preference item for purposes of the alternative minimum tax. If an optionee holds the Shares acquired upon exercise of an ISO for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an ISO before satisfying the one- and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the option price) or
(ii) the difference between the Fair Market Value of the stock on the exercise date and the option price. The balance of the consideration received on such a disposition will be long-term capital gain if the stock has been held for at least one year following exercise of the ISO. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

     An employee is not taxed on the grant of an NSO. On exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the value of the Shares on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

  Stock Appreciation Rights

     An Optionee is not deemed to receive any taxable income at the time a SAR is granted, nor are the Company and its subsidiaries (if any) entitled to a tax deduction at that time. Upon the exercise of a SAR payable in cash and/or Shares, the Optionee recognizes an amount of ordinary income equal to the amount of cash and/or the Fair Market Value of the Shares received. In the case of an employee or former employee, the amount of ordinary income is subject to withholding taxes. The Optionee's employer is entitled to a tax deduction in an amount equal to the ordinary income that the Optionee is deemed to receive. In general, the Optionee's basis in any Shares acquired by exercising a SAR is equal to their Fair Market Value at the time of transfer.

  Stock Units

     A Participant is not deemed to receive any taxable income at the time an Award of Stock Units is granted, nor are the Company and its subsidiaries (if any) entitled to a tax deduction at that time. Employment taxes may be withheld at the time of the grant of vested Stock Units. When vested Stock Units and any dividend equivalents are settled and distributed, the Participant is deemed to receive an amount of ordinary income equal to the amount of cash and/or the Fair Market Value of Shares received. Such income is subject to withholding taxes in the case of an employee or former employee. The employing company is allowed a tax deduction in an amount equal to the ordinary income that the Participant is deemed to receive.

  Restricted Stock

     Generally, a Participant is not deemed to receive any taxable income at the time an Award of Restricted Shares is granted, nor are the Company and its subsidiaries (if any) entitled to a tax deduction at that time. Dividends received by the Participant on nonvested Restricted Shares are treated as taxable compensation and are subject to withholding in the case of an employee or former employee. The employing company is entitled to a deduction equal to the amount of the dividends paid on nonvested Restricted Shares.

     When Restricted Shares become vested, the Participant is deemed to receive an amount of ordinary income equal to the excess of the Fair Market Value of the Restricted Shares at the time they vest over any amount paid for the Restricted Shares by the Participant. In the case of an employee or former employee, such income is subject to withholding taxes. The Committee may permit these taxes to be satisfied through the withholding of Shares. The employing company is entitled to a deduction equal to the amount of ordinary income recognized by the Participant. If nonvested Restricted Shares held by the Participant are forfeited, the Participant is not entitled to a tax deduction.

     Code section 83(b) permits a Participant to elect, within 30 days after the transfer of any Restricted Shares to him or her, to be taxed at ordinary income rates on the excess of the Fair Market Value of the Restricted Shares at the time of the grant over any amount paid by the Participant for the Restricted Shares. In the case of an employee or former employee, withholding taxes apply at that time. If the Participant makes a section 83(b) election, any later appreciation in the value of the Restricted Shares is taxed as capital gain when the Restricted Shares are sold or transferred. At the time a Participant recognizes ordinary income as a result of making a section 83(b) election, the employing company is entitled to a tax deduction equal to the amount of the Participant's ordinary income. If a Participant makes a section 83(b) election and the Restricted Shares are later forfeited, the Participant is not entitled to a tax deduction or a refund of the tax paid. Dividends received by the Participant on Restricted Shares subject to a section 83(b) election are taxed as dividends rather than compensation.

  162(m) Limitations

     Section 162(m) of the Code limits the ability of a corporation to deduct compensation paid to certain executives in excess of $1 million. Approval of the 1996 Plan by the stockholders is required in order to permit the Company to deduct income attributable to Options and SARs in excess of this amount.

PLAN BENEFITS

     The Committee has full discretion to determine the number and amount of awards to be granted to Key Employees under the 1996 Plan. Therefore, the benefits and amounts that will be received by each of the executive officers named in the Summary Compensation Table, the executive officers as a group and all other key management employees under the 1996 Plan are not presently determinable. Details on stock options granted during the last two years to the executive officers named in the Summary Compensation Table are presented herein in the table entitled "Summary Compensation Table."

STOCKHOLDER APPROVAL

     Only stockholders of record on the books of the Company at the close of business on March 20, 1998 are entitled to vote with respect to approval of the 1996 Plan. The affirmative vote of the majority of the votes of the shares present or represented and voting is required for approval of the 1996 Plan. Unless marked to the contrary, proxies received will be voted "FOR" approval of the 1996 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
                   THE 1996 STOCK INCENTIVE PLAN, AS AMENDED.

                               PROPOSAL NUMBER 4

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has approved the retention of Price Waterhouse LLP as independent accountants for the Company for fiscal year 1998. The stockholders are asked to ratify the designation of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1998. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting to make a statement if he or she desires to do so, and such representative is expected to be available to respond to appropriate questions.

     Should the stockholders fail to ratify the designation of Price Waterhouse LLP as independent accountants, retention of the firm for the fiscal year ending December 31, 1998 will be reconsidered by the Board of Directors.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the designation of Price Waterhouse LLP as independent accountants for the Company's fiscal year ending December 31, 1998.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION
               OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE
            COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1998.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company's Class A Common Stock as of March 13, 1998, except as otherwise indicated, by: (i) each person who is known by the Company to beneficially own more than five percent of the Company's Class A Common Stock,
(ii) each of the Company's directors and nominees for director, (iii) each of the Named Executive Officers (as defined on page 17 of this Proxy Statement), and (iv) all directors and executive officers of the Company as a group. SAIC currently owns 11,925,000 shares or 100% of the Company's outstanding Class B Common Stock. Each share of Class B Common Stock is convertible at SAIC's option into one share of Class A Common Stock. Therefore, SAIC's percentage ownership is calculated based on 15,783,063 shares of Class A Common Stock, representing the total number of shares of Class A Common Stock outstanding as of March 13, 1998 and assuming conversion of the 11,925,000 shares of Class B Common Stock held by SAIC. The percentage ownerships of the other stockholders listed below are based on the aggregate of the number of shares of Class A Common Stock outstanding as of March 13, 1998 and any shares of Class A Common Stock subject to options or other conversion rights that are exercisable or convertible by the individual stockholder within 60 days of March 13, 1998 (although shares subject to options or other conversion rights are not treated as outstanding for the purposes of calculating the percentage ownership of any other stockholder).

                                                                    SHARES
                NAME OF BENEFICIAL OWNER(1)                   BENEFICIALLY OWNED   PERCENT(2)
                ---------------------------                   ------------------   ----------
Principal Stockholders:
Science Applications........................................      11,925,000          75.8%
  International Corporation (SAIC)(3)
  10260 Campus Point Drive
  San Diego, CA 92121
Essex Investment Management Company(4)......................         754,055          19.8%
  125 High Street
  Boston, MA 02110
John McStay Investment Counsel(5)...........................         364,900           9.6%
  5949 Sherry Lane, Suite 1560
  Dallas, TX 75225
Directors and Named Executive Officers:
Gabriel A. Battista(6)......................................         138,875           3.5%
J. Robert Beyster...........................................           1,800          *
Raymond S. Corson(7)........................................           9,225          *
Michael A. Daniels(8).......................................          35,090          *
Craig I. Fields(9)..........................................           9,225          *
John E. Glancy..............................................             500          *
J. Dennis Heipt.............................................               0          *
David H. Holtzman(10).......................................          23,050          *
Robert J. Korzeniewski(11)..................................          35,090          *
William A. Roper, Jr........................................           1,000          *
Stratton D. Sclavos(12).....................................           9,725          *
Donald N. Telage(13)........................................          46,625           1.2%
All current executive officers and directors as a group (13
  persons)(14)..............................................         300,980           7.2%

---------------
  *  Less than 1%.

 (1) This table is based upon information supplied by officers, directors and principal stockholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "Commission"). Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Applicable percentage ownership is based on 3,813,063 shares of Class A Common Stock outstanding as of March 13, 1998. Shares of Class A Common Stock subject to options or other conversion rights and shares of Class B Common Stock convertible into shares of Class A Common Stock that are exercisable or convertible within 60 days of March 13, 1998 are deemed to be beneficially owned by the person holding such options or conversion rights for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing any other person's percentage ownership.

 (3) Based on a filing with the Commission dated as of February 11, 1998, indicating beneficial ownership as of December 31, 1997. Represents 11,925,000 shares of Class B Common Stock of the Company, representing 100% of the outstanding shares of Class B Common Stock. Each share of Class B Common Stock is convertible at the holder's option into one share of Class A Common Stock and each is convertible within 60 days of March 13, 1998.

 (4) Based on a filing with the Commission dated March 12, 1998. Includes sole power to vote or to direct the vote of 616,030 shares of Class A Common Stock and sole power to direct the disposition of a total of 754,055 shares of Class A Common Stock.

 (5) Based on oral information provided by John McStay Investment Counsel. Includes sole power to vote or direct the vote and dispose of a total of 364,900 shares of Class A Common Stock.

 (6) Includes 138,375 shares of Class A Common Stock issuable pursuant to options exercisable within 60 days of March 13, 1998.

 (7) Represents 9,225 shares of Class A Common Stock issuable pursuant to options exercisable within 60 days of March 13, 1998.

 (8) Includes 34,590 shares of Class A Common Stock issuable pursuant to options exercisable within 60 days of March 13, 1998.

 (9) Represents 9,225 shares of Class A Common Stock issuable pursuant to options exercisable within 60 days of March 13, 1998.

(10) Includes 22,950 shares of Class A Common Stock issuable pursuant to options exercisable within 60 days of March 13, 1998.

(11) Includes 34,590 shares of Class A Common Stock issuable pursuant to options exercisable within 60 days of March 13, 1998.

(12) Includes 9,225 shares of Class A Common Stock issuable pursuant to options exercisable within 60 days of March 13, 1998.

(13) Includes 46,125 shares of Class A Common Stock issuable pursuant to options exercisable within 60 days of March 13, 1998.

(14) Includes an aggregate of 295,080 shares of Class A Common Stock issuable pursuant to options exercisable within 60 days of March 13, 1998.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder require the Company's directors, certain officers and persons who own more than 10% of the Company's Class A Common Stock (collectively, the "Reporting Persons") to file reports of their ownership and changes in ownership of the Company's Class A Common Stock with the Commission. Personnel of the Company generally prepare these reports on the basis of information obtained from each director and officer. To the Company's knowledge, based solely upon a review of such reports or written representations from certain Reporting Persons that no other reports were required, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its directors and officers during the last fiscal year were filed on time, except that J. Robert

Beyster, a director of the Company, reported the purchase of 600 shares of Class A Common Stock approximately one week late.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table provides, for the fiscal year ended December 31, 1997, certain summary information concerning compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and each of the other four most highly compensated executive officers who were serving as executive officers on December 31, 1997 and whose salary and bonus were in excess of $100,000 for services rendered to the Company during the fiscal year ended December 31, 1997 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                                               AWARDS
                                                                    ----------------------------
                                        ANNUAL COMPENSATION          RESTRICTED     SECURITIES
                                     --------------------------        STOCK        UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)(1)(2)   BONUS($)     AWARDS($)(3)   OPTIONS(#)(4)   COMPENSATION($)(5)
---------------------------   ----   ---------------   --------     ------------   -------------   ------------------
Gabriel A. Battista.........  1997       350,000       125,000             --              --                --
Chief Executive Officer       1996        60,577(6)     37,500             --         461,250                --
Donald N. Telage............  1997       173,462        67,500(2)          --              --            14,867
Senior Vice President,        1996       165,719        35,010(7)      29,984(8)      153,750            13,209
Internet Relations and
Special Programs
Robert J. Korzeniewski......  1997       148,077        60,000             --              --            12,945
Chief Financial Officer       1996       120,731        20,011         19,989(9)      115,300             9,954
David H. Holtzman (10)......  1997       128,346        60,000             --          76,500                --
Senior Vice President,        1996            --            --             --              --                --
Engineering
Raymond S. Corson...........  1997       124,039        17,000             --              --            10,939
Senior Vice President,        1996       118,519         7,524          7,476(11)      30,750             9,815
Channel Development

---------------
 (1) In accordance with the rules of the Commission, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Company, and certain perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.

 (2) Includes, where applicable, amounts electively deferred by each Named Executive Officer under SAIC's Cash or Deferred Arrangement, SAIC's Key Executive Stock Deferral Plan or the Company's Employee Stock Purchase Plan.

 (3) Represents restricted shares of SAIC Class A Common Stock. The amount reported represents the market value on the date of grant (calculated by multiplying the formula price of SAIC's Class A Common Stock on the date of grant by the number of shares awarded), without giving effect to the diminution in value attributable to the restriction on such stock. As of December 31, 1996, the aggregate restricted stockholding of SAIC Class A Common Stock for the Named Executive Officers was as follows: Gabriel A. Battista -- none; Donald N. Telage -- 1,930 shares, with a market value as of such date of $44,062; Robert J. Korzeniewski -- 261 shares, with a market value as of such date of $5,959; Raymond S. Corson -- 220 shares, with a market value as of such date of $5,023; and all other employees -- 571,260 shares, with a market value as of such date of $13,041,866. Dividends are payable on such restricted stock if and when declared. However, SAIC has never declared or paid a cash dividend on its capital stock, and no cash dividends on its capital stock are contemplated in the foreseeable future.

 (4) Represents options to acquire shares of the Company's Class A Common Stock.

 (5) Amounts listed in this column reflect amounts contributed by the Company for the Named Executive Officers under SAIC's Cash or Deferred Arrangement (exclusive of amounts deferred at the election of the Named Executive Officer), SAIC's Profit Sharing Plan and SAIC's Employee Stock Retirement Plan.

 (6) Gabriel A. Battista joined the Company in October 1996. Mr. Battista's annual salary for 1996 would have been $350,000.

 (7) Includes the award of 193 shares of SAIC Class A Common Stock which had a market value on the date of grant (calculated by multiplying the formula price of the SAIC Class A Common Stock on the date of grant by the number of shares awarded) of $5,010.

 (8) Represents 1,155 shares of SAIC Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

 (9) Represents 770 shares of SAIC Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

(10) Mr. Holtzman joined the Company in January 1997. Mr. Holtzman's annual salary for 1997 would have been $142,000.

(11) Represents 288 shares of SAIC Class A Common Stock which vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 1997 to the Company's Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                               INDIVIDUAL GRANTS                           VALUE AT ASSUMED
                         -------------------------------------------------------------       ANNUAL RATES
                           NUMBER OF                                                        OF STOCK PRICE
                          SECURITIES     PERCENT OF TOTAL                                  APPRECIATION FOR
                          UNDERLYING      OPTIONS GRANTED    EXERCISE OR                    OPTION TERM(4)
                            OPTIONS       TO EMPLOYEES IN     BASE PRICE    EXPIRATION   ---------------------
         NAME            GRANTED(#)(1)   FISCAL YEAR(%)(2)   ($/SHARE)(3)      DATE        5%($)      10%($)
         ----            -------------   -----------------   ------------   ----------   ---------   ---------
Gabriel A. Battista....         --               --                --              --          --          --
Donald N. Telage.......         --               --                --              --          --          --
Robert J.
  Korzeniewski.........         --               --                --              --          --          --
David H. Holtzman......     76,500             12.7             14.00        01/26/02     295,897     653,856
Raymond S. Corson......         --               --                --              --          --          --

---------------
(1) Options have a maximum term of five years measured from the date of grant, subject to earlier termination in certain events related to termination of employment. These options vest at the rate of 30%, 30%, 20% and 20% of the shares subject to the option on each of the first, second, third and fourth year anniversaries of the date of grant, respectively.

(2) Based on options to purchase an aggregate of 600,500 shares of Class A Common Stock granted to employees, including the Named Executive Officers, during fiscal year 1997.

(3) The exercise price is equal to the fair market value of the Class A Common Stock on the date of grant as determined in the good faith judgment of the Board of Directors.

(4) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of the Class A Common Stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares. The actual gains, if any, on the stock option exercises will depend on the future performance of the Class A Common Stock, the optionee's continued employment through applicable vesting periods and the date on which the options are exercised.

     There were no stock options exercised by the Named Executive Officers during fiscal 1997. However, the following table shows the number of securities underlying unexercised options held by each of the Named Executive Officers on December 31, 1997 and the value of unexercised in-the-money options held by each of the Named Executive Officers on December 31, 1997. The last reported sales price of the Company's Class A Common Stock at fiscal year end was $13.125.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUE TABLE

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                              SHARES                      UNDERLYING UNEXERCISED             IN-THE-MONEY
                             ACQUIRED                      OPTIONS AT FY-END(#)         OPTIONS AT FY-END($)(1)
                               UPON          VALUE      ---------------------------   ---------------------------
           NAME             EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             -----------   -----------   -----------   -------------   -----------   -------------
Gabriel A. Battista.......      --            --          138,375        322,875        259,453        605,391
Donald N. Telage..........      --            --           46,125        107,625             --             --
Robert J. Korzeniewski....      --            --           34,590         80,710             --             --
David H. Holtzman.........      --            --               --         76,500             --             --
Raymond S. Corson.........      --            --            9,225         21,525             --             --

---------------
(1) Value is calculated by (i) subtracting the exercise price per share from the last reported sales price at fiscal year end of $13.125 per share; and (ii) multiplying by the number of shares subject to the option.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company does not currently have any written compensation arrangements in effect with any of the Named Executive Officers other than Gabriel A. Battista, the Company's Chief Executive Officer.

     The Company and Mr. Battista are parties to a letter agreement dated September 24, 1996 governing his employment with the Company. The agreement sets forth Mr. Battista's compensation level and eligibility for bonuses, benefits and option grants under the 1996 Stock Incentive Plan. Pursuant to the agreement, if Mr. Battista's employment is terminated for other than cause or non-performance, Mr. Battista will be eligible to receive, if terminated during his first year of employment, his first year base salary and an additional $150,000 in bonus, and, if terminated during his second year of employment, his first year base salary and an amount equal to the bonus awarded to him for his first year of employment. If Mr. Battista resigns during this initial two-year period, he will not receive any separation compensation. Mr. Battista's employment under the letter agreement is voluntary and may be terminated by the Company or Mr. Battista at any time with or without cause or notice.

                        REPORT ON EXECUTIVE COMPENSATION

     The 1997 compensation of the Company's executive officers was generally determined in accordance with SAIC and Company policy. The 1997 base salaries of those executive officers hired prior to the Company's initial public offering in September 1997 were determined in accordance with SAIC policy, while the 1997 base salaries of those executive officers hired after such time were determined in accordance with Company policy. The bonuses for 1997 for all executive officers were determined in accordance with Company policy. The Compensation Committee comprises three non-employee members of the Board of Directors. The members of the Company's Compensation Committee are J. Robert Beyster (Chairman), Michael A. Daniels and Stratton D. Sclavos.

COMPENSATION PHILOSOPHY OF THE COMPANY

     The Company's policy is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through bonuses and stock ownership. The Company's objectives are to: (i) ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value; (ii) ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and (iii) ensure that current cash and equity incentive opportunities are competitive with those of similar companies.

COMPENSATION PHILOSOPHY OF SAIC

     Since its inception, SAIC has been an employee-owned corporation based upon the philosophy that those who contribute to its success should share in its rewards. SAIC's compensation policies, plans and programs have sought to implement this employee ownership philosophy by closely aligning the financial interest of SAIC's employees, including executive officers, with the financial interest of its stockholders.

     The compensation policy of SAIC is that a substantial portion of the total compensation of executive officers be related to and contingent upon their individual contribution and performance, the performance of business units under their management and the performance of the company as a whole. In this way, SAIC has sought to encourage continuing focus on increasing its revenue, profitability and stockholder value, while at the same time motivating its executive officers to perform to the fullest extent of their abilities. SAIC generally sets the annual base salaries of its executive officers at or below competitive levels, with a significant portion of an executive officer's compensation consisting of annual and longer-term incentive compensation which is variable and closely tied to corporate, business unit and individual performance.

     The 1997 compensation levels for the Company's executive officers generally were determined in accordance with SAIC policy prior to the Company's initial public offering in 1997 and prior to the formation of the Compensation Committee. For this reason, the Compensation Committee did not undertake a general assessment of executive compensation levels in 1997.

ELEMENTS OF EXECUTIVE OFFICER COMPENSATION

     The Company's executive compensation consists primarily of a base salary and the award of bonuses and stock options.

BASE SALARY

     The annual base salaries of those executives whose compensation was determined in accordance with SAIC policy were generally set at or below competitive levels and a significant portion of executive officer compensation was annual and longer-term incentive compensation, which is variable and closely tied to corporate, business unit and individual performance. Several factors were considered in determining base salaries for these executives, including relative salaries of similarly situated and other executives of SAIC, individual contribution and performance, the performance of business units under their management and the performance of the Company as a whole.

     The 1997 base salaries of those executives whose compensation was determined in accordance with Company policy were determined at the time of hiring on an individual basis by reference to an individual's salary grade and corresponding salary range. Several factors are considered in determining the appropriate salary grade for a particular officer, including level of responsibility, prior experience and accomplishments, and the relative importance of the job in terms of achieving corporate objectives. Among the factors considered in determining the appropriate salary within a particular salary range are the experience and performance of the executive.

BONUSES

     Under Company policy, several executive officers were eligible to receive a cash bonus for 1997 in accordance with the terms of their offers of employment. Bonus amounts for all executive officers were based on a qualitative assessment of (i) the degree to which the executive officers were able to achieve specific individual and business unit goals and (ii) the Company's overall performance in 1997.

STOCK OPTIONS

     Under Company policy, compensation based on performance of the Company's Class A Common Stock is a key element of executive officer compensation. In general, stock option grants are determined based on: (i) the executive officers' past performance and contribution to Company performance; (ii) the expected future contribution of the executive officers to the Company's performance; (iii) the executives' base pay level; (iv) the number of options outstanding and the number available to be granted; and (v) the practice of similarly situated companies. By awarding such options, the Company seeks to encourage individuals to remain with the Company and continue to focus on the long-term technical and financial performance of the Company and on increasing stockholder value.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Battista's compensation levels were determined at his time of hire and were based on an analysis of the compensation levels of chief executive officers of similarly situated companies, his experience and expected future contribution to the Company, and the size and state of development of the Company. An executive compensation consulting firm assisted in this analysis.

     In 1997, Mr. Battista was paid a base salary of $350,000 pursuant to the terms of his employment agreement.

     Pursuant to the terms of Mr. Battista's employment agreement, Mr. Battista received a bonus for 1997 of $125,000 based on a qualitative assessment of (i) the degree to which Mr. Battista was able to achieve specific individual goals and (ii) the degree to which the Company achieved certain specified revenue and profit goals.

     Mr. Battista received options in 1996 to acquire 461,250 shares of the Company's Class A Common Stock which vest over four years. Mr. Battista did not receive any options in 1997. See "Summary Compensation Table" on page 17 of this Proxy Statement.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deductibility by a corporation of compensation in excess of $1 million paid to any of its five most highly compensated executive officers. Compensation which qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by stockholders. Income arising under the Company's 1996 Stock Incentive Plan currently does not qualify as performance-based compensation.

     The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company's compensation programs, but intends to retain the flexibility necessary to provide total compensation in line with competitive practice, the Company's compensation philosophy and the Company's best interests, including compensation that may not be deductible.

     The foregoing report has been furnished by the Company's Compensation Committee of the Board of Directors.

                                            COMPENSATION COMMITTEE

                                            J. Robert Beyster, Chairman
                                            Michael A. Daniels
                                            Stratton D. Sclavos

                RELATIONSHIP WITH SAIC AND CERTAIN TRANSACTIONS

     As of March 13, 1998, SAIC, an employee-owned, diversified professional and technical services company, owned 11,925,000 shares of the Company's outstanding Class B Common Stock, representing approximately 75.8% of the outstanding Common Stock of the Company and approximately 96.9% of the combined voting power of the Company's outstanding Common Stock.

AGREEMENTS WITH SAIC

     The Company has entered into a Corporate Services Agreement and a Tax Sharing Agreement with SAIC. Pursuant to the Corporate Services Agreement, SAIC provides certain services to the Company and the Company shares certain of SAIC's systems. The services SAIC provides include various routine and ordinary corporate services, including business insurance, accounting systems, employee benefits, payroll, tax and legal services, as well as assistance in government relations and corporate quality assurance services. The SAIC systems that the Company shares include the management information system and the human resource system. The total amount paid by the Company to SAIC under this agreement for fiscal year 1997 was $1,126,000.

     The Company and SAIC are parties to the Tax Sharing Agreement, certain provisions of which became inapplicable for federal income tax purposes for taxable years beginning after the completion of the Company's initial public offering in 1997, at which time the Company ceased to be included in SAIC's consolidated group for federal income tax purposes. Upon such deconsolidation, the Company's ability to recognize a benefit for tax losses it incurs became subject to SAIC's approval. In addition, the Tax Sharing Agreement will continue to apply, to the extent appropriate, for state or local tax purposes if SAIC were to continue to file a consolidated, combined or unitary tax return with the Company for state or local tax purposes. In general, the Tax Sharing Agreement requires, during the period prior to deconsolidation, that the Company pay SAIC an amount in respect of federal income taxes generally equal to the amount of the federal income taxes that the Company generally would be required to pay if the Company were to file its own federal income tax return and was never part of SAIC's consolidated group. For fiscal year 1997, the Company paid SAIC an amount of $11,655,000 in respect of federal income taxes under the Tax Sharing Agreement.

     In addition, the Company is a party to a noncompetition agreement and a registration rights agreement with SAIC.

OTHER TRANSACTIONS WITH SAIC

     In fiscal year 1997, the Company provided firewall monitoring services and engineering consulting services to third parties under subcontracts from SAIC. The Company received $2,445,449 for these services.

     In addition, in fiscal year 1997, SAIC provided engineering and other services to third parties under subcontracts from the Company for which SAIC received $137,741.

     The Company currently has offices located in Herndon, Virginia and Charlotte, North Carolina under space usage arrangements with SAIC. In fiscal year 1997, the Company made payments of $1,125,000 to SAIC under such space usage arrangements.

DUE TO PARENT LIABILITY

     The cumulative result of the transactions with SAIC outlined above as of December 31, 1997 was a liability due SAIC of $1,250,000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company established a Compensation Committee in fiscal year 1997, the members of which are J. Robert Beyster (Chairman), Michael A. Daniels and Stratton D. Sclavos. There are no Compensation Committee Interlocks as that term is defined under Item 402(j) of Regulation S-K, as promulgated under the Exchange Act, among the committee members.

                            STOCK PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total stockholder return for the Company's Class A Common Stock from September 26, 1997, the effective date of the registration statement covering the Company's initial public offering, through December 31, 1997 relative to the Nasdaq Stock Market (U.S. companies) (the "Nasdaq Market Index") and the Hambrecht & Quist Technology Index (the "H&Q Technology Index"). The measurement period is from September 26, 1997 (the first trading day) through the last trading day of the Company's fiscal year ended December 31, 1997. Notwithstanding any statement to the contrary in any of the Company's previous or future filings with the Securities and Exchange Commission, the following graph shall not be deemed "filed" with the Commission and shall not be incorporated by reference into any such filing. Stockholder returns over the periods indicated should not be considered indicative of future returns.

            COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN AMONG
                            NETWORK SOLUTIONS, INC.,
                            THE NASDAQ MARKET INDEX
                        AND THE H&Q TECHNOLOGY INDEX(1)

                                                                          H&Q
               MEASUREMENT PERIOD                     NETWORK          TECHNOLOGY          NASDAQ
             (FISCAL YEAR COVERED)                   SOLUTIONS           INDEX          MARKET INDEX
9/26/97                                                     100.00            100.00            100.00
9/30/97                                                     120.83             99.51            100.20
10/31/97                                                    105.56             88.88             95.00
11/30/97                                                     90.28             87.95             95.47
12/31/97                                                     72.94             83.90             93.97

---------------
(1) Assumes $100 invested on September 26, 1997 in the Company's Class A Common Stock, the Nasdaq Market Index and the H&Q Technology Index. Total return assumes reinvestment of dividends for the Nasdaq Market Index and the H&Q Technology Index. With the exception of a $10,000,000 dividend to SAIC which was declared on August 21, 1997 and paid on October 1, 1997, the Company has never paid dividends on its Common Stock and has no present plans to do so.

                                 OTHER MATTERS

     Proposals Intended To Be Presented at the Next Annual
Meeting. Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Proposals of stockholders of the Company intended to be presented for consideration at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than December 14, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy related to that meeting.

     Other Matters. Management knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Proxy Solicitation. The expense of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by mail, certain officers, directors and Company employees who will receive no additional compensation for their services may solicit proxies by mail, telephone or other means. The Company is required to request brokers and nominees who hold stock in their name to furnish this proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

     ANNUAL REPORT. THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1997 IS BEING SENT CONCURRENTLY TO THE COMPANY'S STOCKHOLDERS. IF YOU HAVE NOT RECEIVED OR HAD ACCESS TO THE 1997 ANNUAL REPORT TO STOCKHOLDERS, PLEASE NOTIFY INVESTOR RELATIONS, 505 HUNTMAR PARK DRIVE, HERNDON, VIRGINIA 20170 AND A COPY WILL BE SENT TO YOU.

                                            By Order of the Board of Directors,

                                            GABRIEL A. BATTISTA
                                            Chief Executive Officer

Herndon, Virginia
April 15, 1998

                                    ANNEX A

                            NETWORK SOLUTIONS, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
  Section  1.  Establishment of the Plan...................................   1
  Section  2.  Definitions.................................................   1
  Section  3.  Shares Authorized...........................................   2
  Section  4.  Administration..............................................   2
  Section  5.  Eligibility and Participation...............................   2
  Section  6.  Participation Periods.......................................   2
  Section  7.  Purchase Price..............................................   3
  Section  8.  Employee Contributions......................................   3
  Section  9.  Plan Accounts; Purchase of Shares...........................   3
  Section 10.  Withdrawal From the Plan....................................   3
  Section 11.  Effect of Termination of Employment or Death................   4
  Section 12.  Rights Not Transferable.....................................   4
  Section 13.  Recapitalization, Etc. .....................................   4
  Section 14.  Limitation on Stock Ownership...............................   4
  Section 15.  No Rights as an Employee....................................   5
  Section 16.  Rights as a Stockholder.....................................   5
  Section 17.  Use of Funds................................................   5
  Section 18.  Amendment or Termination of the Plan........................   5
  Section 19.  Governing Law...............................................   5

                            NETWORK SOLUTIONS, INC.

                       1997 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.  ESTABLISHMENT OF THE PLAN.

     The Network Solutions, Inc. 1997 Employee Stock Purchase Plan (the "Plan") is hereby established to provide Eligible Employees with an opportunity to purchase the Company's Class A Common Stock so that they may increase their equity interest in and share in the success of the Company. The Plan, which provides for the purchase of stock through payroll withholding, is intended to qualify under Section 423 of the Code.

SECTION 2.  DEFINITIONS.

     (a) "Board of Directors" or "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Company" means Network Solutions, Inc., a Delaware corporation.

     (d) "Compensation" means the base compensation paid to a Participant during a Participation Period in cash or in kind including overtime, commissions and shift differential. Incentive compensation, other bonuses and other forms of compensation for work outside the regular work schedule are excluded.

     (e) "Date of Participation" means the first day of a Participation Period.

     (f) "Eligible Employee" means any Employee of a Participating Company (i) whose customary employment is for more than five months per calendar year and for more than 20 hours per week and (ii) who is an Employee at the commencement of a Participation Period.

     (g) "Employee" means any common-law employee of a Participating Company.

     (h) "Fair Market Value" shall mean (i) the closing price of a share of Stock on the principal exchange on which the shares are trading on the first trading day immediately preceding the date on which the Fair Market Value is determined, or (ii) if the shares are not traded on an exchange but are quoted on the Nasdaq National Market or a successor quotation system, the closing price on the Nasdaq National Market or such successor quotation system on the first trading day immediately preceding the date on which the Fair Market Value is determined, or (iii) if the shares are not traded on an exchange or quoted on the Nasdaq National Market or a successor quotation system, the fair market value of a share as determined by the Plan Administrator in good faith. Such determination shall be conclusive and binding on all persons.

     (i) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 5 hereof.

     (j) "Participating Company" means the Company and such present or future Subsidiaries of the Company as the Board of Directors shall from time to time designate.

     (k) "Participation Period" means a period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to
Section 6.

     (l) "Plan Account" means the account established for each Participant pursuant to Section 9(a).

     (m) "Purchase Price" means the price at which Participants may purchase Stock under Section 5 of the Plan, as determined pursuant to Section 7.

     (n) "Stock" means the Class A Common Stock of the Company.

     (o) "Subsidiary" means a subsidiary corporation as defined in Section 424 of the Code.

SECTION 3.  SHARES AUTHORIZED.

     The maximum aggregate number of shares which may be offered under the Plan shall be 250,000 shares of Stock, subject to adjustment as provided in Section 13 hereof.

SECTION 4.  ADMINISTRATION.

     (a) The Plan shall be administered by a Plan Administrator appointed by the Board of Directors. The interpretation and construction by the Plan Administrator of any provision of the Plan or of any right to purchase stock qualified hereunder shall be conclusive and binding on all persons.

     (b) No member of the Board or the Plan Administrator shall be liable for any action or determination made in good faith with respect to the Plan or the right to purchase Stock hereunder. The Plan Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which he or she may be a party by reason of any action taken or failure to act under or in connection with the Plan or any stock purchased thereunder, and against all amounts paid by him or her in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by him or her in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Plan Administrator is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, the Plan Administrator shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     (c) All costs and expenses incurred in administering the Plan shall be paid by the Company. The Board or the Plan Administrator may request advice for assistance or employ such other persons as are necessary for proper administration of the Plan. A Participant who withdraws from the Plan in accordance with Section 10 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Section 5(a).

SECTION 5.  ELIGIBILITY AND PARTICIPATION.

     (a) Any person who qualifies or will qualify as an Eligible Employee on the Date of Participation with respect to a Participation Period may elect to participate in the Plan for such Participation Period. An Eligible Employee may elect to participate by executing the participation agreement prescribed for such purpose by the Plan Administrator. The participation agreement shall be filed with the Plan Administrator no later than the deadline stated on the participation agreement, and if none is stated, then no later than the first day of the Participation Period. The Eligible Employee shall designate on the participation agreement the percentage of his or her Compensation which he or she elects to have withheld for the purchase of Stock, which may be any whole percentage of the Participant's Compensation specified by the Plan Administrator.

     (b) By enrolling in the Plan, a Participant shall be deemed to have elected to purchase the maximum number of whole shares of Stock which can be purchased with the amount of the Participant's Compensation which is withheld during the Participation Period, subject to any limitations imposed by the Plan Administrator pursuant to Section 6, and/or Section 14.

     (c) Once enrolled, a Participant will continue to participate in the Plan for each succeeding Participation Period until he or she terminates participation or ceases to qualify as an Eligible Employee. A Participant who withdraws from the Plan in accordance with Section 10 may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Section 5(a).

SECTION 6.  PARTICIPATION PERIODS.

     The Plan shall be implemented by one or more Participation Periods of not more than twenty-seven (27) months each. The Plan Administrator shall determine the commencement date and duration of each Participation Period, the purchase dates that may occur during a Purchase Period and the maximum number of shares that may be purchased by a Participant during the Participation Period.

SECTION 7.  PURCHASE PRICE.

     The Purchase Price for each share of Stock shall be the lesser of (i) eighty-five percent (85%) of the Fair Market Value of such share on the Date of Participation or (ii) eighty-five percent (85%) of the Fair Market Value of such share on the last trading day prior to the date shares are purchased.

SECTION 8.  EMPLOYEE CONTRIBUTIONS.

     A Participant may purchase shares of Stock solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to
Section 5(a), shall commence with the first paycheck issued during the Participation Period and shall be deducted from each subsequent paycheck throughout the Participation Period. If a Participant desires to decrease the rate of payroll withholding during the Participation Period, he or she may do so, if permitted by the Plan Administrator, by filing a new participation agreement with the Plan Administrator. Such decrease will be effective as of the first day of the second payroll period which begins following the receipt of the new participation agreement. If a Participant desires to increase the rate of payroll withholding, he or she may do so effective for the next Participation Period by filing a new participation agreement with the Plan Administrator on or before the date specified by the Plan Administrator, and if none is stated, then no later than the first day of the Participation Period for which such change is to be effective.

SECTION 9.  PLAN ACCOUNTS; PURCHASE OF SHARES.

     (a) The Company will maintain a Plan Account on its books in the name of each Participant. At the close of each pay period, the amount deducted from the Participant's Compensation will be credited to the Participant's Plan Account.

     (b) As of the last day of each Participation Period, the amount then in the Participant's Plan Account will be divided by the Purchase Price, and the number of whole shares which results (subject to the limitations described in Sections 5(b), 9(c) and 14) shall be purchased from the Company with the funds in the Participant's Plan Account. Share certificates representing the number of shares of Stock so purchased shall be delivered to the Plan Administrator and kept in an account pursuant to a participation agreement between each Participant and the Company and subject to the conditions described therein which may include a requirement that shares of Stock be held and not sold for certain time periods.

     (c) In the event that the aggregate number of shares which all Participants elect to purchase during a Participation Period shall exceed the number of shares remaining available for issuance under the Plan, then the number of shares to which each Participant shall become entitled shall be determined by multiplying the number of shares available for issuance by a fraction the numerator of which is the sum of the number of shares the Participant has elected to purchase pursuant to Section 5, and the denominator of which is the sum of the number of shares which all employees have elected to purchase pursuant to Section 5. Any cash amount remaining in the Participant's Plan Account under these circumstances shall be refunded to the Participant.

     (d) Any amount remaining in the Participant's Plan Account caused by a surplus due to fractional shares after deducting the amount of the Purchase Price for the number of whole shares issued to the Participant shall be carried over in the Participant's Plan Account for the succeeding Participation Period, without interest. Any amount remaining in the Participant's Plan Account caused by anything other than a surplus due to fractional shares shall be refunded to the Participant in cash, without interest.

     (e) As soon as practicable following the end of each Participation Period, the Company shall deliver to each Participant a Plan Account statement setting forth the amount of payroll deductions, the purchase price, the number of shares purchased and the remaining cash balance, if any.

SECTION 10.  WITHDRAWAL FROM THE PLAN.

     A Participant may elect to withdraw from participation under the Plan at any time up to the last day of a Participation Period by filing the prescribed form with the Plan Administrator. As soon as practicable after a withdrawal, payroll deductions shall cease and all amounts credited to the Participant's Plan Account will be refunded in cash, without interest. A Participant who has withdrawn from the Plan shall not be a Participant in future Participation Periods, unless he or she again enrolls in accordance with the provisions of Section 5.

SECTION 11.  EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH.

     (a) Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under
Section 10. A transfer from one Participating Company to another shall not be treated as a termination of employment.

     (b) A Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's Account under the Plan in the event of such Participant's death subsequent to the purchase of shares but prior to delivery to him of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of such Participant's death prior to the last day of a Participation Period.

     (c) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

SECTION 12.  RIGHTS NOT TRANSFERABLE.

     The rights or interests of any Participant in the Plan, or in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner other than as permitted by the Code or by will or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by the Code or by will or the laws of descent and distribution, such act shall be treated as an automatic withdrawal under Section 10.

SECTION 13.  RECAPITALIZATION, ETC.

     (a) The aggregate number of shares of Stock offered under the Plan, the number and price of shares which any Participant has elected to purchase pursuant to Section 5 and the maximum number of shares which a Participant may elect to purchase under the Plan in any Participation Period shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company.

     (b) In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, this Plan shall terminate, unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts which each Participant has paid towards the Purchase Price of Stock hereunder shall be refunded, without interest.

     (c) The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 14.  LIMITATION ON STOCK OWNERSHIP.

     Notwithstanding any provision herein to the contrary, no Participant shall be permitted to elect to participate in the Plan (i) if such Participant, immediately after his or her election to participate, would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company, or
(ii) if under the terms of the Plan the rights of the Employee to purchase Stock under this Plan and all other qualified employee stock purchase plans of the Company or its Subsidiaries would accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such Stock (determined at the time such right is granted) for each calendar year for which such right is outstanding at any time. For purposes of this Section 14, ownership of stock shall be determined by the attribution rules of Section 424(d) of the Code, and Participants shall be considered to own any stock which they have a right to purchase under this or any other stock plan.

SECTION 15.  NO RIGHTS AS AN EMPLOYEE.

     Nothing in the Plan shall be construed to give any person the right to remain in the employ of a Participating Company. Each Participating Company reserves the right to terminate the employment of any person at any time and for any reason.

SECTION 16.  RIGHTS AS A STOCKHOLDER.

     A Participant shall have no rights as a stockholder with respect to any shares he or she may have a right to purchase under the Plan until the date such shares are actually purchased for the Participant's account, subject to the stockholders' approval of the adoption of the Plan.

SECTION 17.  USE OF FUNDS.

     All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions in separate accounts.

SECTION 18.  AMENDMENT OR TERMINATION OF THE PLAN.

     The Board of Directors shall have the right to amend, modify or terminate the Plan at any time without notice. An amendment of the Plan shall be subject to stockholder approval only to the extent required by applicable laws, regulations or rules.

SECTION 19.  GOVERNING LAW.

     The Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

     To record the adoption of the Plan by the Board of Directors, effective as November 11, 1997, and subject to stockholder approval, the Company has caused its authorized officer to execute the same on January 6, 1998.

                                          NETWORK SOLUTIONS, INC.

                                          By:    /s/ GABRIEL A. BATTISTA
                                            ------------------------------------
                                                    Gabriel A. Battista
                                                  Chief Executive Officer

                                    ANNEX B

                            NETWORK SOLUTIONS, INC.

                           1996 STOCK INCENTIVE PLAN
                 (AMENDED AND RESTATED EFFECTIVE JULY 7, 1997)

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE 1.  INTRODUCTION....................................    1
ARTICLE 2.  ADMINISTRATION..................................    1
      2.1  Committee Composition............................    1
      2.2  Committee Responsibilities.......................    1
ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.....................    1
      3.1  Basic Limitation.................................    1
      3.2  Additional Shares................................    2
      3.3  Dividend Equivalents.............................    2
ARTICLE 4.  ELIGIBILITY.....................................    2
      4.1  General Rules....................................    2
      4.2  Incentive Stock Options..........................    2
      4.3  Limits on Awards.................................    2
ARTICLE 5.  OPTIONS.........................................    2
      5.1  Stock Option Agreement...........................    2
      5.2  Number of Shares.................................    2
      5.3  Exercise Price...................................    2
      5.4  Exercisability and Term..........................    2
      5.5  Effect of Change in Control......................    3
      5.6  Modification or Assumption of Options............    3
ARTICLE 6.  PAYMENT FOR OPTION SHARES.......................    3
      6.1  General Rule.....................................    3
      6.2  Surrender of Stock...............................    3
      6.3  Exercise/Sale....................................    3
      6.4  Exercise/Pledge..................................    3
      6.5  Promissory Note..................................    3
      6.6  Other Forms of Payment...........................    3
ARTICLE 7.  STOCK APPRECIATION RIGHTS.......................    3
      7.1  SAR Agreement....................................    3
      7.2  Number of Shares.................................    3
      7.3  Exercise Price...................................    4
      7.4  Exercisability and Term..........................    4
      7.5  Effect of Change in Control......................    4
      7.6  Exercise of SARs.................................    4
      7.7  Modification or Assumption of SARs...............    4
ARTICLE 8.  RESTRICTED SHARES AND STOCK UNITS...............    4
      8.1  Time, Amount and Form of Awards..................    4
      8.2  Payment for Awards...............................    4
      8.3  Vesting Conditions...............................    4
      8.4  Form and Time of Settlement of Stock Units.......    4
      8.5  Death of Recipient...............................    5
      8.6  Creditors' Rights................................    5
ARTICLE 9.  VOTING AND DIVIDEND RIGHTS......................    5
      9.1  Restricted Shares................................    5
      9.2  Stock Units......................................    5
ARTICLE 10.  PROTECTION AGAINST DILUTION....................    5
     10.1  Adjustments......................................    5
     10.2  Reorganizations..................................    6

                                                              PAGE
                                                              ----
ARTICLE 11.  AWARDS UNDER OTHER PLANS.......................    6
ARTICLE 12.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.......    6
     12.1  Effective Date...................................    6
     12.2  Elections to Receive NSOs or Stock Units.........    6
     12.3  Number and Terms of NSOs.........................    6
     12.4  Number and Terms of Stock Units..................    6
ARTICLE 13.  LIMITATION ON RIGHTS...........................    6
     13.1  Retention Rights.................................    6
     13.2  Stockholders' Rights.............................    6
     13.3  Regulatory Requirements..........................    6
ARTICLE 14.  LIMITATION ON PAYMENTS.........................    7
     14.1  Basic Rule.......................................    7
     14.2  Reduction of Payments............................    7
     14.3  Overpayments and Underpayments...................    7
     14.4  Related Corporations.............................    7
ARTICLE 15.  WITHHOLDING TAXES..............................    7
     15.1  General..........................................    7
     15.2  Share Withholding................................    8
ARTICLE 16.  ASSIGNMENT OR TRANSFER OF AWARDS...............    8
     16.1  General..........................................    8
ARTICLE 17.  FUTURE OF THE PLAN.............................    8
     17.1  Term of the Plan.................................    8
     17.2  Amendment or Termination.........................    8
ARTICLE 18.  DEFINITIONS....................................    8
ARTICLE 19.  EXECUTION......................................   10

                            NETWORK SOLUTIONS, INC.

                           1996 STOCK INCENTIVE PLAN
                 (AMENDED AND RESTATED EFFECTIVE JULY 7, 1997)

ARTICLE 1.  INTRODUCTION.

     The Plan was adopted by the Board on September 18, 1996, subject to approval by the Company's stockholders. The Plan was most recently amended and restated on July 7, 1997 to reflect the recapitalization of the common shares of the Company.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE 2.  ADMINISTRATION.

     2.1 Committee Composition. The Plan shall be administered by the Committee. Effective with the Company's initial public offering, the Committee shall consist of two or more directors of the Company who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Awards to persons who are officers or directors of the Company under Section 16 of the Exchange Act or the Board itself.

     The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

     2.2  Committee Responsibilities.  The Committee shall:

          (a) Select the Key Employees who are to receive Awards under the Plan;

          (b) Determine the type, number, vesting requirements and other features and conditions of such Awards;

          (c) Interpret the Plan; and

          (d) Make all other decisions relating to the operation of the Plan.

     The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

     3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares initially reserved for award under the Plan shall be 2,306,250 shares. Effective January 1, 1997 and on each January 1 thereafter for the remaining term of the Plan, the aggregate number of Common Shares which may be issued under the Plan to individuals shall be increased by a number of Common Shares equal to 2% of the total number of the Class A and Class B shares of common stock of the Company outstanding at the end of the most recently concluded calendar year. Any Common Shares that have been reserved but not issued as Restricted Shares, Share Units, Options or SARs during any calendar year shall remain available for grant during any subsequent calendar year.

Notwithstanding the foregoing, no more than 1,000,000 Common Shares shall be available for the grant of ISOs for the remaining term of the Plan. The limitation of this Section 3.1 shall be subject to adjustment pursuant to
Article 10.

     3.2 Additional Shares. If Stock Units, Options or SARs are forfeited or if Options or SARs terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. If Restricted Shares are forfeited, then such Shares shall again become available for Awards under the Plan.

     3.3 Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 4.  ELIGIBILITY.

     4.1 General Rules. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee. All Outside Directors shall be eligible for making an election described in Article 12.

     4.2 Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

     4.3 Limits on Awards. No Key Employee shall receive Options or SARs to purchase Common Shares during any fiscal year covering in excess of 1,000,000 Common Shares; provided, however, a newly hired Key Employee may receive Options or SARs to purchase up to 1,000,000 Common Shares during the portion of the fiscal year remaining after his or her date of hire.

ARTICLE 5.  OPTIONS.

     5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including but not limited to rights of repurchase and rights of first refusal. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

     5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10.

     5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price of an ISO shall in no event be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an

Award may provide that the Options will not be exercisable unless the related SARs are forfeited. NSOs may also be awarded in combination with Restricted Shares or Stock Units, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares or Stock Units are forfeited.

     5.5 Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

ARTICLE 6.  PAYMENT FOR OPTION SHARES

     6.1 General Rule. The entire Exercise Price for the Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

          (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

          (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

     6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

     6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     6.5 Promissory Note. To the extent that this Section 6.5 is applicable, payment may be made with a full recourse promissory note; provided that to the extent required by applicable law, the par value of the Common Shares shall be paid in cash.

     6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7.  STOCK APPRECIATION RIGHTS.

     7.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

     7.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 10.

     7.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

     7.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may also be awarded in combination with Options, Restricted Shares or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Shares or Stock Units are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

     7.5 Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

     7.6 Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price.

     7.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 8.  RESTRICTED SHARES AND STOCK UNITS.

     8.1 Time, Amount and Form of Awards. Awards under the Plan may be granted in the form of Restricted Shares, in the form of Stock Units, or in any combination of both. Restricted Shares or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Shares or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

     8.2 Payment for Awards. To the extent that an Award is granted in the form of newly issued Restricted Shares, the Award recipient, as a condition to the grant of such Award, shall be required to pay the Company in cash an amount equal to the par value of such Restricted Shares. To the extent that an Award is granted in the form of Restricted Shares from the Company's treasury or in the form of Stock Units, no cash consideration shall be required of the Award recipients.

     8.3 Vesting Conditions. Each Award of Restricted Shares or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement which may include performance conditions. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.

     8.4 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 10.

     8.5 Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

     8.6 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

ARTICLE 9.  VOTING AND DIVIDEND RIGHTS.

     9.1 Restricted Shares. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Common Shares available under Article 3.

     9.2 Stock Units. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

ARTICLE 10.  PROTECTION AGAINST DILUTION.

     10.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

          (a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

          (b) The number of Stock Units included in any prior Award which has not yet been settled;

          (c) The number of Common Shares covered by each outstanding Option and SAR; or

          (d) The Exercise Price under each outstanding Option and SAR.

Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock or other dividend or any other increase or decrease in the number of shares of stock of any class.

     10.2 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options, SARs, Restricted Shares and Stock Units shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

ARTICLE 11.  AWARDS UNDER OTHER PLANS.

     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 12.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

     12.1 Effective Date. No provision of this Article 12 shall be effective unless and until the Board has determined to implement such provision.

     12.2 Elections to Receive NSOs or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and meeting fees from the Company in the form of cash, NSOs, Stock Units, or a combination thereof. Such NSOs and Stock Units shall be issued under the Plan. An election under this
Article 12 shall be filed with the Company on the prescribed form and subject to such filing deadlines and election procedures as shall be established by the Committee.

     12.3 Number and Terms of NSOs. The number of NSOs to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs shall also be determined by the Board.

     12.4 Number and Terms of Stock Units. The number of Stock Units to be granted to Outside Directors shall be calculated by dividing the amount of the annual retainer or the meeting fee that would otherwise be paid in cash by the arithmetic mean of the Fair Market Values of a Common Share on the ten (10) consecutive trading days ending with the date when such retainer or fee is payable. The terms of such Stock Units shall be determined by the Board.

ARTICLE 13.  LIMITATION ON RIGHTS.

     13.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, and for any reason, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

     13.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 8, 9 and 10.

     13.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 14.  LIMITATION ON PAYMENTS.

     14.1 Basic Rule. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this
Article 14. For purposes of this Article 14, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

     14.2 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 14, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 14 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

     14.3 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

     14.4 Related Corporations. For purposes of this Article 14, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

ARTICLE 15.  WITHHOLDING TAXES.

     15.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

     15.2 Share Withholding. A Participant may satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions.

ARTICLE 16.  ASSIGNMENT OR TRANSFER OF AWARDS.

     16.1 General. Except as provided in Article 15 or the Award agreement, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Except as provided in the Award agreement, an Option or SAR may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. This Article 16 shall not preclude a Participant from designating a beneficiary who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution.

ARTICLE 17.  FUTURE OF THE PLAN.

     17.1 Term of the Plan. The Plan, as amended and restated, shall become effective on July 7, 1997. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted after September 17, 2006.

     17.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

ARTICLE 18.  DEFINITIONS.

     18.1 "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

     18.2 "Board" means the Company's Board of Directors, as constituted from time to time.

     18.3 "Change in Control" shall be deemed to occur upon any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company, its Parent or Subsidiary or employee benefit plan or trust maintained by the Company, its Parent or Subsidiary, becoming the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the total combined voting power of the Class A and Class B common stock of the Company outstanding at such time, without the prior approval of the Board.

     18.4  "Code" means the Internal Revenue Code of 1986, as amended.

     18.5  "Committee" means a committee of the Board, as described in Article
2.

     18.6 "Common Share" means one share of the Class A common stock of the Company.

     18.7 "Company" means Network Solutions, Inc., a Delaware corporation, or its successor.

     18.8  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     18.9 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

     18.10 "Fair Market Value" means the market price of Common Shares, determined by the Committee as follows:

          (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

          (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

          (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by independent appraisals or as otherwise determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

     18.11 "ISO" means an incentive stock option described in section 422(b) of the Code.

     18.12 "Key Employee" means (a) a common-law employee of the Company, a Parent or a Subsidiary, (b) an Outside Director and (c) a consultant or adviser who provides services to the Company, a Parent or a Subsidiary as an independent contractor.

     18.13 "NSO" means a stock option not described in sections 422 or 423 of the Code.

     18.14 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

     18.15  "Optionee" means an individual or estate who holds an Option or SAR.

     18.16 "Outside Director" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

     18.17 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     18.18  "Participant" means an individual or estate who holds an Award.

     18.19 "Plan" means the Network Solutions, Inc. 1996 Stock Incentive Plan, as amended from time to time.

     18.20  "Restricted Share" means a Common Share awarded under the Plan.

     18.21  "SAR" means a stock appreciation right granted under the Plan.

     18.22 "SAR Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

     18.23 "Stock Award Agreement" means the agreement between the Company and the recipient of a Restricted Share or Stock Unit which contains the terms, conditions and restrictions pertaining to such Restricted Share or Stock Unit.

     18.24 "Stock Option Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     18.25 "Stock Unit" means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.

     18.26 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 19.  EXECUTION.

     To record the adoption of the amended and restated Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                          NETWORK SOLUTIONS, INC.

                                          By /s/ Gabriel A. Battista

                                          Its Chief Executive Officer

PROXY

                            NETWORK SOLUTIONS, INC.

                             505 HUNTMAR PARK DRIVE
                            HERNDON, VIRGINIA 20170

     PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING - MAY 19, 1998

      The undersigned hereby appoints Gabriel A. Battista AND Michael A. Daniels, or each of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of NETWORK SOLUTIONS, INC. on May 19, 1998, and any adjournments or postponements thereof, upon all matters that may properly come before the meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

      This proxy, which is solicited on behalf of the Board of Directors, will be voted FOR each of the director nominees listed and FOR the matters described in paragraphs 2, 3 and 4 unless the stockholder specifies otherwise, in which case it will be voted as specified. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the proxy. You need not mark any boxes. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                            - FOLD AND DETACH HERE -

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING MATTERS TO COME                                    Please mark    [X]
BEFORE THE MEETING:                                                                                           your votes as
                                                                                                              indicated in
                                                                                                              this example


1. To elect the Board of nine directors:              NOMINEES:  Gabriel A.               2. To approve the Company's 1997 Employee
                                                      Battista, Michael A. Daniels,          Stock Purchase Plan.
    FOR all nominees         WITHHOLD                 Donald N. Telage, J. Robert
   listed to the right       AUTHORITY                Beyster, Craig I. Fields, John
    (except as marked   to vote for all nominees      E. Glancy, J. Dennis Heipt,
    to the contrary)     listed to the right          William A. Roper, Jr., and               FOR     AGAINST    ABSTAIN
                                                      Stratton D. Sclavos
       [ ]                     [ ]                                                             [ ]      [ ]        [ ]
                                                      INSTRUCTION: To withhold
                                                      authority to vote for any
                                                      individual nominee, write name
                                                      or names below.

                                                      -----------------------------

3. To approve the Company's 1996 Stock                  4. To ratify the designation
   Incentive Plan, as amended.                             of Price Waterhouse LLP
                                                           as independent
                                                           accountants of the
      FOR       AGAINST      ABSTAIN                       Company for the period
       [ ]        [ ]         [ ]                          ending December 31, 1998.

                                                           FOR     AGAINST    ABSTAIN

                                                           [ ]      [ ]        [ ]


                                                           Dated:_______________, 1998

                                                           ---------------------------

                                                           ---------------------------
                                                           Signature(s) of Stockholder
                                                           or Stockholders (Executors,
                                                           Administrators, Trustees,
                                                           etc. should give full
                                                           title.)

                                                           WHETHER OR NOT YOU PLAN TO
                                                           ATTEND THE MEETING, YOU ARE
                                                           URGED TO MARK, SIGN, DATE
                                                           AND PROMPTLY RETURN THIS
                                                           PROXY, USING THE ENCLOSED
                                                           ENVELOPE.


                            - FOLD AND DETACH HERE -